                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: January 2, 1997
                                         ---------------

                           Commission File No.    1-13362
                                               -------------


                      SENIOR TOUR PLAYERS DEVELOPMENT, INC.
           -----------------------------------------------------------
           (Name of Small Business Issuer as specified in its charter)


          Nevada                                       04-3226365
----------------------------             --------------------------------------
(State or other jurisdiction             (I.R.S. Employer Identification Number)
incorporation or organization)

                    266 Beacon Street, Boston, MA        02116
               --------------------------------------------------
               (Address of principal executive offices)(Zip Code)


                                 (617) 266-3600
                                 --------------
                (Issuer's Telephone Number, Including Area Code)


Check whether the issuer (1) has filed all reports required to be filed by
Section 13 or 15(d) of the Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the issuer was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes  x      No
-------     ------


                    APPLICABLE ONLY TO CORPORATE REGISTRANTS

     State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date:

         2,933,333 Shares of Common Stock, as of December 31, 1996

ITEM 2.   DISPOSITON OF ASSETS.

     On December 17, 1996 the Company consummated the sale of Forest Lakes Golf Club located in Sarasota, Florida. The Company had acquired a combined 53.5% interest in Forest Lakes Limited Partnership, owner of Forest Lakes Golf Club, in January 1995 for $252,438. The Company's interest was comprised of a 34% general partnership interest and a 19.5% limited partnership interest. The Company's general partnership interest had been purchased by the Company from Senior Tour Players, Inc. an affiliate of the Company.

     The sale was structured as a sale of substantially all of the assets of Forest Lakes Limited Partnership. The buyer was BST Associates, an Illinois general partnership. The cash contract purchase price was $4,000,000 payable in full at closing. Broker commissions and closing costs relating to the sale totalled $172,318 resulting in net sale proceeds to the Partnership of $3,827,682.

     Under the terms of the Forest Lakes Limited Partnership Agreement, the sale of all of the Partnership's property and the conversion of all proceeds into cash requires that the Partnership be dissolved. Accordingly, as General Partner, the Company is taking steps to dissolve the Partnership and cause a distribution of all available cash proceeds to the partners.

     Upon the dissolution of the Partnership, the proceeds from the sale of assets are required to be applied and distributed in the following order: (1) to the payment of debts and liabilities of the Partnership; (2) to the establishment of any reserves which the General Partner deems reasonably necessary for any contingent or unforseen liabilities or obligations of the Partnership; (3) any remaining balance shall be distributed among the partners in proportion to their positive Capital Account balances, after adjusting such Capital Accounts to take into account the allocation of net income resulting from the dissolution and liquidation of the Partnership.

     The net sale proceeds of $3,827,682 were allocated and were, or will be distributed by the Company approximately as follows:
     Repayment of long term debt                                  $3,054,985
     Partnership liabilities, net of seller credits at closing       272,775
     Contingency reserve established by General Partner               25,000
     Payable to independent minority interests                       332,446
     Payable to Senior Tour Players Development, Inc                 142,476
                                                                  ----------
                                TOTAL                             $3,827,682
                                                                  ----------

     For book purposes, the Company will report a net gain on the sale of Partnership assets and the resulting Partnership dissolution of approximately $400,000 on its consolidated financial statements for the year ended December 31, 1996, and will receive cash proceeds of approximately $142,000 against its Partnership investment of $252,438.

     Since its acquisition in 1995, the Company has managed the Forest Lakes Golf Club under a management agreement. Effective December 16, 1996, the Company will no longer manage the facility.

ITEM 7. PRO FORMA FINANCIAL STATEMENTS.

     On the following three pages of this report, there are three pro forma financial statements.

     The Pro Forma Balance Sheet as of September 30, 1996 reflects in column (a) the actual consolidated balance sheet filed with the Company's Form 10-QSB as of September 30, 1996, and in column (b) the balance sheet of Forest Lakes Limited Partnership as of the same date. The pro forma balance sheet in the last column of the report reflects the elimination in its entirety of Forest Lakes, and certain additional pro forma adjustments in column (c) to reflect the sale and dissolution of the Partnership as if it had ocurred at the beginning of the period, distribution of the Company's portion of the dissolution proceeds, and the elimination of management fees the Company earned from management of Forest Lakes during 1996.

     Other than the elimination of the long term debt of Forest Lakes as depicted on the balance sheet of Forest Lakes as of September 30, 1996, the sale of the Golf Club will have no direct impact on the Company's remaining debt structure.

     The Pro Forma Statement of Operations for the Nine Month Period Ended September 30, 1996 reflects in the first column the actual consolidated results of operations as reported in the Company's Form 10-QSB as of September 30, 1996, and in the second column the Statement of Operations of Forest Lakes as included in the September 30, 1996 Form 10-QSB. The final pro forma column of the report reflects the elimination of all revenues and expenses of Forest Lakes, including management fees earned by the Company during the period.

     Net income per common and common equivalent share for the nine month period ended September 30, 1996 is computed using the weighted average number of common and common equivalent shares outstanding during each period in accordance with the treasury stock method. The weighted average number of common shares does not include the effect of certain out-of-the-money warrants outstanding as their effect is antidilutive.

     The Pro Forma Statement of Operations for the Year Ended December 31, 1995 reflects in the first column the actual consolidated results of operations as reported in the Company's Form 10-KSB as of December 31, 1995, and in the second column the Statement of Operations of Forest Lakes as included in the December 31, 1995 Form 10-KSB. The final pro forma column of the report reflects the elimination of all revenues and expenses of Forest Lakes, including management fees earned by the Company during the period.

     Net loss per share for the year ended December 31, 1995 is computed using the weighted average number of common shares outstanding during the year.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS TO FORM 8-K

                      SENIOR TOUR PLAYERS DEVELOPMENT, INC.
                                 AND SUBSIDIARY

                                                PRO FORMA CONSOLIDATED BALANCE SHEET
                                                              UNAUDITED
                                                                     ACTUAL           ACTUAL                        PRO FORMA
                                                                   CONSOLIDATED    FOREST LAKES  REFLECT SALE OF  BALANCE SHEET
                                                                   SEPT 30, 1996  SEPT 30, 1996    FOREST LAKES   SEPT 30, 1996
                                                                   -------------  -------------  --------------   -------------
                                                                       (A)             (B)            (C)         (A) - (B) + (C)

ASSETS

CURRENT:
    Cash and cash equivalents                                       $   376,104     $   (4,137)    $ 107,264       $   487,505
    Interest and other receivables                                  $    72,456     $    2,418                     $    70,038
    Inventories                                                     $   162,455     $   31,964                     $   130,491
    Prepaid expenses and other current assets                       $    49,939     $        0     $ (11,376)      $    38,563
                                                                    -----------     ----------                     -----------
                    Total current assets                            $   660,954     $   30,245     $  95,888       $   726,597
                                                                    -----------     ----------     ---------       -----------

PROPERTY AND EQUIPMENT:
    Property and equipment, net of accumulated depreciation         $11,021,290     $2,509,935     $(645,902)      $ 7,865,453
    Construction in progress                                        $ 2,318,801     $        0                     $ 2,318,801
                                                                    -----------     ----------                     -----------
                    Property and equipment, net                     $13,340,091     $2,509,935     $(645,902)      $10,184,254
                                                                    -----------     ----------     ---------       -----------

OTHER ASSETS:
    Restricted cash                                                 $    18,848     $        0                     $    18,848
    Water rights                                                    $ 1,051,992     $        0                     $ 1,051,992
    Other assets                                                    $   266,871     $    9,039                     $   257,832
                                                                    -----------     ----------                     -----------
                    Total other assets                              $ 1,337,711     $    9,039                     $ 1,328,672
                                                                    -----------     ----------                     -----------

                                                                    $15,338,756     $2,549,219     $(550,014)      $12,239,523
                                                                    ===========     ==========     =========       ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Accounts payable and accrued expenses                           $   941,297     $   99,698                     $   841,599
    Current portion of long term debt                               $   298,035     $  109,800                     $   188,235
    Current portion of obligation under water-rights agreement      $    76,766     $        0                     $    76,766
    Deferred revenues                                               $   197,230     $  129,730                     $    67,500
                                                                    -----------     ----------                     -----------
                    Total current liabilities                       $ 1,513,328     $  339,228     $       0       $ 1,174,100
                                                                    -----------     ----------     ---------       -----------



LONG TERM LIABILITIES:
    Obligation under water rights agreement                         $   882,965     $        0                     $   882,965
    Long term debt                                                  $ 7,883,387     $3,019,997                     $ 4,863,390

STOCKHOLDERS' EQUITY:
    Preferred stock, $.10 par value; 5,000,000 shares authorized    $         0     $        0                     $         0
    Common stock, $.001 par value; 15,000,000 shares authorized;
    2,933,333 shares issued and outstanding                         $     2,933     $        0                     $     2,933
    Additional paid-in capital                                      $ 7,545,040     $        0                     $ 7,545,040
    Management options                                              $ 1,805,600     $        0                     $ 1,805,600
    Retained Earnings (Deficit)                                     $(4,294,497)    $ (810,006)    $(550,014)      $(4,034,505)
                                                                    -----------     ----------     ---------       -----------

                    Total stockholders' equity                      $ 5,059,076     $ (810,006)    $(550,014)      $ 5,319,068
                                                                    -----------     ----------     ---------       -----------

                                                                    $15,338,756     $2,549,219     $(550,014)      $12,239,523
                                                                    ===========     ==========     =========       ===========


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS TO FORM 8-K

                      SENIOR TOUR PLAYERS DEVELOPMENT, INC.
                                 AND SUBSIDIARY

                                        PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                      FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1996
                                                          UNAUDITED
                                                                                  ACTUAL                         PRO FORMA
                                                                                NINE MONTH                       NINE MONTH
                                                                               PERIOD ENDED    ELIMINATION OF   PERIOD ENDED
                                                                               SEPT 30, 1996   FOREST LAKES    SEPT 30, 1996
                                                                               -------------   --------------  -------------
NET REVENUES                                                                    $4,160,845       $ 936,209     $3,224,636

COSTS AND EXPENSES:

      Operating, general and administrative                                     $4,135,747       $ 825,685      3,310,062
      Noncash compensation (credit) - management stock options                  $ (694,400)      $       0       (694,400)
                                                                                ----------       ---------     ----------

      Operating income                                                          $  719,498       $ 110,524        608,974

      Interest Income                                                           $   16,777       $     410         16,367

      Interest Expense                                                          $ (680,502)      $(246,815)      (433,687)
                                                                                ----------       ---------     ----------


      Net income (loss)                                                         $   55,773       $(135,881)       191,654
                                                                                ==========       =========     ==========

      NET INCOME PER COMMON AND COMMON EQUIVALENT SHARE                              $0.02                          $0.05
                                                                                     =====                          =====


      WEIGHTED AVG NUMBER OF COMMON AND COMMON EQUIVALENT SHARES OUTSTANDING     3,621,164                        621,164
                                                                                 ---------                        -------

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS TO FORM 8-K

                      SENIOR TOUR PLAYERS DEVELOPMENT, INC.
                                 AND SUBSIDIARY

                                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                     FOR THE YEAR ENDED DECEMBER 31, 1995
                                                   UNAUDITED
                                                                   ACTUAL                         PRO FORMA
                                                                 YEAR ENDED     ELIMINATION OF    YEAR ENDED
                                                                DEC 31, 1995     FOREST LAKES    DEC 31, 1995
                                                                ------------    --------------   ------------
NET REVENUES                                                     $ 2,070,305     $1,185,822       $   884,483

COSTS AND EXPENSES:

       Operating, general and administrative                     $ 3,326,932     $1,191,419       $ 2,135,513
       Noncash compensation charge - management stock options    $ 2,500,000     $        0       $ 2,500,000
                                                                 -----------     ----------       -----------

       Operating (loss)                                          $(3,756,627)    $   (5,597)      $(3,751,030)

       Interest Income                                           $   111,388     $      347       $   111,041

       Interest Expense                                          $  (380,169)    $ (347,557)      $   (32,612)
                                                                 -----------     ----------       -----------


       Net (loss)                                                $(4,025,408)    $ (352,807)      $(3,672,601)
                                                                 ===========     ==========       ===========

       Net Loss Per Share                                             $(1.37)                          $(1.25)
                                                                      ======                           ======

       WEIGHTED AVG NUMBER OF COMMON SHARES OUTSTANDING            2,933,333                        2,933,333
                                                                   ---------                        ---------

                                   SIGNATURES

In accordance with requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





                                          SENIOR TOUR PLAYERS DEVELOPMENT, INC.


Dated: January 2, 1997                    By:  /s/ Lawrence P. Butler
                                             ---------------------------------
                                             Lawrence P. Butler
                                             Chief Financial Officer